SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2010

MEMSIC, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33813	04-3457049
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Tech Drive, Suite 325, Andover, MA 01810

(Address of principal executive offices) (Zip Code)

One Tech Drive, Suite 325, Andover, MA 01810

(Mailing Address)

(978) 738-0900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Our (the “Company’s”) 2010 Annual Meeting (the “Annual Meeting”) of Shareholders was held on September 30, 2010. Set forth below are the results of the votes taken at the Annual Meeting.

Of the 23,804,863 shares of the Company’s common stock outstanding as of the close of business on the August 16, 2010 record date, 21,946,564 shares were represented at the meeting.

Two nominees were elected to the Board for three-year terms ending at the 2013 Annual Meeting of Shareholders, and until their successors are duly elected and qualified, by the following votes:

Name	Votes For	Votes Withheld
Michael Tung	10,575,226	2,932,349
Paul M. Zavracky, Ph.D.	10,556,370	2,951,205

The shareholders ratified the selection of Ernst & Young as the Company’s independent registered public accounting firm for fiscal 2010 by the following vote:

For	Against	Abstain
21,929,434	16,930	200

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMSIC, INC.

By:	/S/ PATRICIA NIU
Patricia Niu
Chief Financial Officer

Date: October 4, 2010